Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this “Amendment”) is entered into effective as of the 16th day of October, 2017 (the “Fifth Amendment Effective Date”), by and among Sunoco LP, a Delaware limited partnership (“Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and an LC Issuer, and the financial institutions parties hereto as Lenders (“Lenders”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of September 25, 2014 (as amended or otherwise modified by that certain First Amendment to Credit Agreement and Increase Agreement dated as of as April 10, 2015, that certain Second Amendment to Credit Agreement, dated as of December 2, 2015, that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, that certain Fourth Amendment to Credit Agreement, dated as of December 21, 2016, that certain Limited Waiver to Credit Agreement, dated as of January 31, 2017 and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as further amended by this Amendment, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, the Borrower has advised the Administrative Agent that the Borrower and certain subsidiaries of the Borrower have entered into the 7-Eleven PSA pursuant to which the Borrower and its subsidiaries intend to sell all of the “Assets” (as defined in the 7-Eleven PSA and, herein, the “7-Eleven Assets”).

WHEREAS, the Borrower has advised the Administrative Agent that the Borrower and/or one or more of its subsidiaries intends to sell some or all of those certain Stripes branded retail sites set forth on Annex I attached hereto together with other associated property (such Stripes branded retail sites and associated property, the “West Texas Assets” and, the West Texas Assets, together with the 7-Eleven Assets, the “Applicable Assets”) located in certain West Texas, Oklahoma and New Mexico markets.

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement to permit the Disposition of the Applicable Assets and to make certain other changes as set forth below; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendment of Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a)    By amending the definition of “Consolidated EBITDA” by amending and restating the last sentence of clause (1) thereof in its entirety as follows:

Such pro forma effect shall be determined (A) in good faith by the chief executive officer, chief financial officer, principal accounting officer or treasurer of the Borrower, (B) giving effect to any anticipated or proposed cost savings related to such disposition, acquisition, consolidation or merger, to the extent approved by Administrative Agent, such approval not to be unreasonably withheld or delayed and (C) in the case of the Disposition of the 7-Eleven Assets, by increasing Consolidated EBITDA by an amount equal to the product of (to the extent positive) (1) the difference between (y) the minimum number of gallons (the “Committed Gallons”) required to be paid for in the first twelve month period occurring after the consummation of such Disposition (the “Initial Contract Period”) under any fuel supply contract (a “Specified Fuel Supply Contract”) entered into substantially simultaneously with such Disposition and (z) the actual number of gallons purchased under such Specified Fuel Supply Contract during the Initial Contract Period as of such date of determination multiplied by (2) the minimum price (in cents per gallon) required to be paid in respect of the Committed Gallons under the Specified Fuel Supply Contract; provided that any adjustments to Consolidated EBITDA pursuant to this clause (C) shall be without duplication of any actual Consolidated EBITDA attributable to any Specified Fuel Supply Contract otherwise included in Consolidated EBITDA.

(b)    By adding the definition of “7-Eleven Assets” in alphabetically appropriate order, which shall read in full as follows:

“7-Eleven Assets” means the “Assets” (as defined in the 7-Eleven PSA).

(c)    By adding the definition of “7-Eleven PSA” in alphabetically appropriate order, which shall read in full as follows:

“7-Eleven PSA” means that certain Asset Purchase Agreement dated as of April 6, 2017, by and among certain subsidiaries of the Borrower, Susser Petroleum Property Company

LLC, a Delaware limited liability company, Sunoco Retail LLC, a Pennsylvania limited liability company, Stripes LLC, a Texas limited liability company, Town & Country Food Stores, Inc., a Texas corporation, MACS Retail LLC, a Virginia limited liability company, as sellers, 7-Eleven, Inc., a Texas corporation and SEI Fuel Services, Inc., a Texas corporation, as buyers, as amended, restated, supplemented or otherwise modified prior to the Fifth Amendment Effective Date.

(d)    By adding the definition of “Committed Gallons” in alphabetically appropriate order, which shall read in full as follows:

“Committed Gallons” has the meaning assigned to such term in the definition of “Consolidated EBITDA.”

(e)    By adding the definition of “Fifth Amendment” in alphabetically appropriate order, which shall read in full as follows:

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of October 16, 2017, among the Borrower, Administrative Agent and the Lenders party thereto.

(f)    By adding the definition of “Initial Contract Period” in alphabetically appropriate order, which shall read in full as follows:

“Initial Contract Period” has the meaning assigned to such term in the definition of “Consolidated EBITDA.”

(g)     By adding the definition of “Liquidity” in alphabetically appropriate order, which shall read in full as follows:

“Liquidity” means, as of any date, the sum of (a) the aggregate amount of unencumbered cash and Cash Equivalents of the Borrower and its Subsidiaries on such date; provided that no cash or Cash Equivalents shall be deemed “encumbered” solely as a result of being subject to the Liens created by the Collateral Documents and (b) the aggregate amount of unfunded Commitments which the Borrower is permitted to borrow under the terms of this Agreement on such date.

(h)    By amending the definition of “Loan Documents” by adding “the Fifth Amendment,” immediately following the reference to the “Fourth Amendment,” therein.

(i)    By adding the definition of “Specified Fuel Supply Contract” in alphabetically appropriate order, which shall read in full as follows:

“Specified Fuel Supply Contract” has the meaning assigned to such term in the definition of “Consolidated EBITDA.”

(j)    By adding the definition of “West Texas Assets” in alphabetically appropriate order, which shall read in full as follows:

“West Texas Assets” means those certain Stripes branded retail sites set forth on Annex I attached hereto located in certain West Texas, Oklahoma and New Mexico markets and other property associated therewith.

1.2    Amendment to Section 6.01. Section 6.01 of the Existing Credit Agreement is hereby amended by adding the following clauses (f) and (g) which shall read in full as follows:

(f)    Promptly (but in no event later than three (3) Business Days) after the execution thereof, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower attaching a true, correct and complete copy of any purchase and sale agreement (or equivalent agreement regarding the Disposition of the West Texas Assets), including all exhibits thereto, related to the Disposition of the West Texas Assets; provided, however, that the Borrower shall be deemed to have furnished the information specified in this clause (f) on the date that such information is filed by the Borrower or any of its Subsidiaries with the Commission or posted at the Borrower’s website on the Internet or at such other website as notified to the Lenders so long as the Borrower notifies the Administrative Agent on the date on which any such information is filed with the Commission or posted on the Borrower’s website or such other website as notified to the Lenders.

(g)    In the event the Borrower or any of its Subsidiaries intends to consummate the Disposition of the 7-Eleven Assets or the West Texas Assets, prior (but in no event less than three (3) Business Days’) written notice of such Disposition and the anticipated closing date of such Disposition.

1.3    Amendment to Section 7.03. Section 7.03 of the Existing Credit Agreement is hereby amended by adding, “Notwithstanding the foregoing, this Section 7.03 shall not prohibit any Disposition consummated in accordance with Section 7.10(k).” at the end thereof.

1.4    Amendment to Section 7.10. Section 7.10 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” at the end of subsection (j) thereof, (b) renaming subsection (k) thereof as subsection (l) thereof and (c) inserting a new subsection (k) thereof which shall read in full as follows:

(k)    (i) The Disposition of the 7-Eleven Assets contemplated by the 7-Eleven PSA and (ii) any Disposition of the West Texas Assets, in either case, so long as (A) no Event of Default shall have occurred and be continuing as of the date of such Disposition or would result therefrom, (B) 100% of the consideration received in respect of such Disposition is cash, (C) the consideration received in respect of such Disposition is equal to or greater than the fair market value (as reasonably determined by the Borrower) of the applicable Disposed assets, (D) to the extent any Term Loan Obligations are outstanding at the time of such Disposition, the Borrower applies (or causes to be applied), substantially contemporaneously with the consummation of such Disposition, 100% of the net cash proceeds received by any Loan Party in respect of such Disposition to prepay the Term Loan Obligations until the Term Loan Obligations are repaid in full in cash, (E) after giving pro forma effect to the transactions related to such Disposition (including any repayment of Term Loan Obligations with the proceeds thereof), the Borrower shall have Liquidity of no less than $150 million, (F) after giving effect to the transactions related to such Disposition (including any repayment of Term Loan Obligations with the proceeds thereof), on a pro forma basis as if such transactions had occurred on the most recently ended Quarterly Testing Date, the Borrower would be in compliance with the then applicable requirements of Section 7.12(a) and Section 7.12(c), (G) such Disposition (and any prepayment of the Term Loan Obligations) shall have occurred no later than April 6, 2018 and (H) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower as of the date of such Disposition certifying as to the foregoing clauses (A) through (F) and attaching reasonably detailed calculations with respect thereto; and

1.5 Amendment of Section 7.12(a). Section 7.12(a) of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a) Leverage Ratio. As of each Quarterly Testing Date, commencing with September 30, 2017, the Leverage Ratio will not exceed the applicable ratio set forth below (i) if no Disposition has been consummated in accordance with Section 7.10(k), under the column titled “Maximum Leverage Ratio (No Disposition)”, (ii) if either the Disposition of the 7-Eleven Assets or the Disposition of the West Texas Assets (but not both of them) has been consummated in accordance with Section 7.10(k), under the column titled “Maximum Leverage Ratio (Either Disposition)” and (iii) if both the Dispositions of the 7-Eleven Assets and the Disposition of the West Texas Assets have been consummated in accordance with Section 7.10(k), under the column titled “Maximum Leverage Ratio (Both Dispositions)”:

Quarterly Testing Date	Maximum Leverage Ratio (No Disposition)	Maximum Leverage Ratio (Either Disposition)	Maximum Leverage Ratio (Both Dispositions)
September 30, 2017	6.75 to 1.00	6.75 to 1.00	6.75 to 1.00
December 31, 2017	6.75 to 1.00	6.00 to 1.00	5.75 to 1.00
March 31, 2018	6.50 to 1.00	5.75 to 1.00	5.75 to 1.00
June 30, 2018	6.25 to 1.00	5.50 to 1.00	5.50 to 1.00
September 30, 2018	6.00 to 1.00	5.50 to 1.00	5.50 to 1.00
December 31, 2018	5.75 to 1.00	5.50 to 1.00	5.50 to 1.00
Each Quarterly Testing Date thereafter	5.50 to 1.00	5.50 to 1.00	5.50 to 1.00

Notwithstanding the foregoing, if a Specified Acquisition Period is in effect at any time that the maximum Leverage Ratio would otherwise be 5.50 to 1.00, such maximum Leverage Ratio shall be 6.00 to 1.00.

1.6	Amendment to Section 7.12(b). Section 7.12(b) of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)    Interest Coverage Ratio. As of each Quarterly Testing Date commencing with December 31, 2016, the Interest Coverage Ratio shall not be less than 2.25 to 1.00.

1.7 Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B attached hereto.

1.8 Addition of Annex I. The Credit Agreement is hereby amended by attaching Annex I attached hereto as Annex I to the Credit Agreement and, from and after the Fifth Amendment Effective Date, Annex I attached hereto shall be deemed to be Annex I to the Credit Agreement.

Section 2. Conditions Precedent. The effectiveness of the amendments to the Existing Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower, the Guarantors and Lenders constituting at least the Majority Lenders.

2.2    7-Eleven PSA. To the extent applicable, the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower on or before the Fifth Amendment Effective Date certifying that attached thereto are true, correct and complete copies of (a) any material amendment, restatement, amendment and restatement, supplement or other modification of that certain Asset Purchase Agreement dated as of April 6, 2017, by and among certain subsidiaries of the Borrower, Susser Petroleum Property Company LLC, a Delaware limited liability company, Sunoco Retail LLC, a Pennsylvania limited liability company, Stripes LLC, a Texas limited liability company, Town & Country Food Stores, Inc., a Texas corporation, MACS Retail LLC, a Virginia limited liability company, as sellers, 7-Eleven, Inc., a Texas corporation and SEI Fuel Services, Inc., a Texas corporation, as buyers and (b) any fuel supply contract which is expected to be entered into concurrently with the consummation of the Disposition of the 7-Eleven Assets contemplated by the 7-Eleven PSA and is expected to be designated as a Specified Fuel Supply Contract for purposes of the calculation of Consolidated EBITDA; provided, however, that the Borrower shall be deemed to have furnished the information specified in the foregoing clauses (a) and (b) if such information has been filed by the Borrower or any of its Subsidiaries with the Commission or posted at the Borrower’s website on the Internet or at such other website as notified to the Lenders and the Borrower has notified the Administrative Agent on the date on which any such information was filed with the Commission or posted on the Borrower’s website or such other website as notified to the Lenders.

2.3    Fees and Expenses. Borrower shall have paid to Administrative Agent (a) fees as described in that certain letter agreement dated October 6, 2017 among the Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Amendment Fee Letter”) and (b) all other amounts due and owing to Administrative Agent pursuant to or in connection with this Amendment (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents in accordance with Section 10.04(a) of the Existing Credit Agreement.

2.4    Consent Fee. Administrative Agent shall have received, for the benefit of the Lenders party to this Amendment (each such Lender party to this Amendment, herein a “Consenting Lender” and including, without limitation, Bank of America, N.A.), a consent fee (the “Amendment Consent Fee”) in an aggregate amount for each such Consenting Lender equal to 5 basis points (0.05%) of the amount of such Consenting Lender’s Commitment on the Fifth Amendment Effective Date. Administrative Agent shall pay to each Consenting Lender the applicable Amendment Consent Fee promptly after receipt thereof by the Administrative Agent.

2.5    No Default. No Default or Event of Default shall have occurred which is continuing.

Section 3.    Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

3.1    Reaffirmation of Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan

Documents is true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof after giving effect to the amendments set forth in Section 1 hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date.

3.2    No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

3.3    Acknowledgment of No Defenses. As of the Fifth Amendment Effective Date, to the knowledge of Borrower, Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower or any Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

Section 4.    Miscellaneous.

4.1    Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

4.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.3    Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.

4.4    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, THE AMENDMENT FEE LETTER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6    Effectiveness. This Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or the Lenders when counterparts hereof have been executed by Borrower, Guarantors and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.7    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.8    Amendment. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment constitutes a Loan Document.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

SUNOCO LP

By:	SUNOCO GP LLC, its General Partner

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BANK OF AMERICA, N.A.,
as an LC Issuer, Swingline Lender and a Lender

By:	/s/ Christopher Dibiase
Name:	Christopher Dibiase
Title:	Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Charlene Wright-Jones
Name:	Charlene Wright-Jones
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

WELLS FARGO BANK, N.A.,
as an LC Issuer and a Lender

By:	/s/ Amy Marchbanks
Name:	Amy Marchbanks
Title:	Assistant Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

THE BANK OF TOKYO-MITSUBISHI UFJ LTD., as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

DNB CAPITAL LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

DEUTSCHE BANK AG — NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Kai Fang
Name:	Kai Fang
Title:	Associate

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Signer

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ING CAPITAL LLC, as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Timothy Polvado
Name:	Timothy Polvado
Title:	Managing Director

By:	/s/ Jarrett Price
Name:	Jarrett Price
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

Each of the undersigned Guarantors (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Guaranty Agreement, dated as of September 25, 2014, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SUSSER PETROLEUM PROPERTY COMPANY LLC
SUSSER HOLDINGS CORPORATION
SUNOCO FINANCE CORP.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

STRIPES HOLDINGS LLC
SUSSER HOLDINGS, L.L.C.
STRIPES LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

MID-ATLANTIC CONVENIENCE STORES, LLC
MACS RETAIL LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ALOHA PETROLEUM LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALOHA PETROLEUM, LTD.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO RETAIL, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALLIED ENERGY COMPANY LLC
DIRECT FUELS LLC
ALLIED RENEWABLE ENERGY, LLC
EMERGE ENERGY DISTRIBUTORS INC.
SUNMARKS, LLC
SUSSER PETROLEUM COMPANY LLC
STRIPES NO. 1009 LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

Exhibit B

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             ,

To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 25, 2014 (as amended or otherwise modified by that certain First Amendment to Credit Agreement and Increase Agreement dated as of April 10, 2015, that certain Second Amendment to Credit Agreement, dated as of December 2, 2015, that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, that certain Fourth Amendment to Credit Agreement, dated as of December 21, 2016, that certain Limited Waiver to Credit Agreement, dated as of January 31, 2017, that certain Fifth Amendment to Credit Agreement, dated as of [●], 2017 and as otherwise further amended, restated, supplemented or modified prior to the date hereof, the “Agreement;” the terms defined therein being used herein as therein defined), among Sunoco LP, a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, LC Issuer and Swingline Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. Such financial statements are accurate and complete in all material respects.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements are accurate and complete in all material respects (subject only to normal year-end audit adjustments and the absence of footnotes).

2.    The undersigned has reviewed and is familiar with the terms of the Loan Documents and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

EXHIBIT B TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

3.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.    The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of

                    ,             .

Sunoco LP

By:	Sunoco GP LLC, its General Partner

By:
Name:
Title:

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SUNOCO LP

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.12(a) Leverage Ratio.

A.	Consolidated Funded Indebtedness on the Statement Date:	$
B.	Consolidated EBITDA (as set forth in Schedule II) for the four consecutive fiscal quarters ending on the Statement Date (“Subject Period”):	$
C.	Leverage Ratio (Line I.A ( Line I.B):	to 1
Maximum Permitted per the applicable alternative below:		to 1

Section 7.12(a)1

With respect to each Quarterly Testing Date occurring during the period from (and including) September 30, 2017 to (and including) December 31, 2017	[6.75 to 1.00] [6.00 to 1.00] [5.75 to 1.00]

With respect to the Quarterly Testing Date ending March 31, 2018	[6.50 to 1.00] [5.75 to 1.00]

With respect to the Quarterly Testing Date ending June 30, 2018	[6.25 to 1.00] [5.50 to 1.00]

With respect to the Quarterly Testing Date ending September 30, 2018	[6.00 to 1.00] [5.50 to 1.00]

With respect to the Quarterly Testing Date ending December 31, 2018	[5.75 to 1.00] [5.50 to 1.00]

With respect to any Quarterly Testing Date thereafter, other than during a Specified Acquisition Period	5.50 to 1.00

With respect to any Quarterly Testing Date during a Specified Acquisition Period occurring at any time when the maximum permitted ratio would otherwise be 5.50 to 1.00	6.00 to 1.00

[1]	NTD: Select bracketed level as applicable.

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SUNOCO LP

II.	Section 7.12(b) Interest Coverage Ratio

A.	Consolidated EBITDA (as set forth on Schedule II) for the period of four consecutive fiscal quarters ending on the Statement Date:	$

B.	Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on the Statement Date:	$

C.	Interest Coverage Ratio (Line II.A ( Line II.B):	to 1

Minimum Required:

With respect to each Quarterly Testing Date	2.25 to 1.00

III.	Section 7.12(c) Senior Secured Leverage Ratio

A.	Consolidated Funded Indebtedness that is secured by a Lien on any property of the Borrower or any of its Subsidiaries on the Statement Date:	$

B.	Consolidated EBITDA (as set forth on Schedule II) for the period of four consecutive fiscal quarters ending on the Statement Date:	$

C.	Senior Secured Leverage Ratio (Line III.A ÷ ( Line III.B):	to 1

Maximum Permitted:

Until the Term Loan Repayment Date, with respect to each Quarterly Testing Date occurring during the period from (and including) December 31, 2016 to (and including) December 31, 2017	3.75 to 1.00

Until the Term Loan Repayment Date, with respect to each Quarterly Testing Date occurring thereafter	3.50 to 1.00

EXHIBIT B TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA

as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Expense
+ income taxes
+ depreciation and amortization expense
+ non-cash reductions of Consolidated Net Income
+ transaction fees and expenses
- non-cash income
- cash payments made subsequent to the Subject Period in which non-cash reductions were reflected
= Consolidated EBITDA before adjustments
Pro forma adjustments for dispositions, acquisition, consolidations or mergers during the Subject Period
Material Project EBITDA Adjustments
= Consolidated EBITDA

EXHIBIT B TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP